Exhibit 32.2

CERTIFICATION

OF PRINCIPAL FINANCIAL OFFICER

PURSUANT TO 18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO SECTION 906 OF

THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Lipella Pharmaceuticals Inc. (the “Company”) on Form 10-Q for the quarter ended September 30, 2024, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Douglas Johnston, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. §1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)	The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: November 14, 2024	By:	/s/ Douglas Johnston
Douglas Johnston
Chief Financial Officer
(Principal Financial and Accounting Officer)